MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

                  Supplement dated November 1, 1996 to
                     Prospectus dated May 29, 1996

     The Prospectus is amended by substituting the following language for the second paragraph of "Continuous Offering" on page 39:

     Merrill Lynch has advised the Program that it will not charge an annual account fee upon any IRA, UGMA, UTMA accounts in a CBA(Registered Trademark) account or CMA SubAccount (Service Mark) which participates in the Merrill Lynch Asset Builder (Service Mark) Service, provided the account receives additional contributions of $250 annually and is invested solely in one or more of the Program's Portfolios or a money market fund advised by the Investment Adviser or its affiliates. If, however, a shareholder of any of the Portfolios exchanges any of his or her shares of a Portfolio for shares of another MLAM-advised mutual fund, Merrill Lynch will reinstate the IRA, CBA(Registered Trademark) or CMA SubAccount (Service
Mark) annual account fee, as the case may be. For information about current IRA fees charged by Merrill Lynch, consult the Merrill Lynch IRA Disclosure Statement and the Custodial Agreement. For information about current CBA(Registered Trademark) fees charged by Merrill Lynch, consult the Capital Builder(Trademark) Account Program description. For information about current CMA SubAccount (Service Mark) fees charged by Merrill Lynch, consult the Cash Management Account(Registered Trademark) Program description.





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